Exhibit 10.1

NUTRISYSTEM, INC.

2000 EQUITY INCENTIVE PLAN

FOR OUTSIDE DIRECTORS AND CONSULTANTS

(As Amended and Restated, Effective May 6, 2004)

NutriSystem, Inc., a corporation organized under the laws of the State of Delaware, hereby sets forth its 2000 Equity Incentive Plan for Outside Directors and Consultants, as amended and restated, effective May 6, 2004, which provides for the grant of nonqualified stock options, stock appreciation rights, stock awards, stock units, dividend equivalents and other equity-based awards to outside directors and consultants of NutriSystem, Inc.

1. Definitions. Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary:

“Affiliate” shall mean any corporation or other entity in which the Company owns, directly or indirectly, twenty-five percent or more of the voting stock or other voting equity securities.

“Award” shall mean a grant of an Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

“Committee” shall mean the committee of the Board that has been appointed to administer this Plan pursuant to Section 2 hereof or, in the absence thereof, the Board shall serve as the Committee.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company.

“Company” shall mean NutriSystem, Inc., a Delaware corporation.

“Consultant” shall mean a consultant to the Company or a subsidiary (as defined in Section 424 of the Code) of the Company who is in a position in which his decisions, actions and counsel significantly impact upon the profitability and success of the Company or any subsidiary of the Company.

“Director” shall mean a member of the Board or any member of the Board of Directors of any subsidiary of the Company.

“Dividend Equivalent” shall mean an award that entitles the recipient to receive an amount equal to ordinary dividends granted under the provisions of Section 8 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of the Common Stock on any date shall mean the closing price of the Common Stock for such date, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System, or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board. If no closing price is reported for the date in question, the next preceding date for which such sale prices were quoted shall be used.

“Other Equity Award” shall mean an Award other than an Option, SAR, Stock Award, Unit or Dividend Equivalent that is granted under the provisions of Section 9 hereof.

“Option” shall mean a nonqualified stock option to purchase Common Stock granted under the provisions of Section 4 hereof.

“Optionee” shall mean a person to whom an Option is granted.

“Outside Director” shall mean a Director who is not an employee of the Company or any Affiliate of the Company.

“Plan” shall mean this 2000 Equity Incentive Plan for Outside Directors and Consultants.

“SAR” shall mean an Award of stock appreciation rights under the provisions of Section 5 hereof.

“Stock Award” shall mean an Award of shares of Common Stock issued or transferred for cash consideration or for no cash consideration granted under the provisions of Section 6 hereof.

“Termination of Service” shall mean such time as the Outside Director or Consultant ceases to provide service to, or be employed by, the Company or any Affiliate of the Company as a Consultant, Director or employee (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to other Awards, an individual shall not be considered to have a Termination of Service until the individual ceases to be a Consultant, Director or employee), unless the Committee determines otherwise.

“Unit” shall mean a stock unit granted under the provisions of Section 7 hereof.

2. Administration.

(a) Composition of the Committee. This Plan shall be administered by the Committee which shall be appointed by and serve at the pleasure of the Board or by the Board in the absence of the appointment of the Committee. The Committee shall be comprised of two or more members of the Board, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Subject to the foregoing, from time to time, the

Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members with or without cause, appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter administer this Plan directly. The Board may ratify or approve any Awards as it deems appropriate, and the Board shall approve and administer all Awards made to non-employee directors who are on the Committee. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such subcommittee.

(b) Duty and Powers of the Committee. The Committee shall conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and to adopt rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall have the discretion to determine who will be granted Awards, the type and timing of Awards to be granted, the number of shares of Common Stock subject to such Awards and the terms and conditions, including the vesting and exercisabiliy provisions, of any Award granted to any Outside Director or Consultant, amend the terms of any previously issued Award and to make all other determinations necessary or advisable for the administration of the Plan. Awards granted under the Plan need not be uniform as to similarly situated individuals.

(c) Committee Actions. The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee before or after the action is taken.

(d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive any compensation for their services in administering this Plan, but all expenses and liabilities they incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants or other persons. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Award recipients, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan.

3. Shares Subject to this Plan.

(a) Limitations. The shares of stock issuable pursuant to Awards shall be shares of Common Stock. Subject to adjustment as described in subsection (c) below, the total number of such shares that may be issued pursuant to Awards granted under this Plan shall not exceed 1,500,000 shares of Common Stock in the aggregate.

(b) Effect of Unexercised or Cancelled Awards. If and to the extent Awards granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised or vested, as applicable, the shares subject to such Awards shall again be available for purposes of the Plan.

(c) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock that have been authorized for issuance under this Plan but as to which no Awards have yet been granted or which have been returned to this Plan upon termination, expiration, cancellation, forfeiture, exchange or surrender, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company into Common Stock in accordance with the terms thereof shall not be deemed to have been “effected without receipt of consideration” and any fractional shares resulting from such adjustment shall be eliminated. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive on the Company and the Award recipient. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(d) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Award shall terminate as of a date fixed by the Committee and give each Option or SAR holder the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable.

(e) Sale or Merger. In the event of a sale of all or substantially all of the assets of the Company, or the consummation of a merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option or a SAR to be assumed or an equivalent option or stock appreciation right to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, and causing other outstanding Awards to be assumed or converted to similar grants of such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option or a SAR holder shall have the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable, (iii) providing that the restrictions and conditions on all outstanding Stock Awards will immediately lapse, (iv) providing that holders of Units, Dividend Equivalents and Other Equity Awards will receive a payment in settlement of such Unit, Dividend Equivalent or Other Equity Award, in such amount and form as may be determined by the Committee, (v) declaring that an Option or SAR shall terminate at a date fixed by the Committee provided that the Option or SAR holder is given notice and opportunity prior to such date to exercise that portion of his Option or SAR that is currently exercisable, or (vi) taking such other actions as the Committee deems appropriate consistent with the Plan.

4. Stock Options.

(a) Granting of Options.

(i) Eligibility. Each Outside Director and Consultant shall be eligible to be granted Options.

(ii) Granting of Options. Options may be granted by the Committee at any time and from time to time while this Plan shall be in effect. The Committee shall have the authority to determine the Outside Directors and Consultants to whom Options are granted, the number of Options to be granted to each and the timing and vesting of each grant. The Committee’s determinations with respect to Options granted under this Plan need not be uniform and may be made selectively among Outside Directors and Consultants as the Committee, in its discretion, shall determine.

(iii) Type of Options. All Options granted under this Plan shall be options not intended to qualify as incentive stock options under Section 422 of the Code.

(b) Terms of Options.

(i) Option Agreement. Each Option shall be evidenced by a written stock option agreement that shall (A) be executed by the Optionee and on behalf of the Company and (B) contain such terms and conditions as the Committee determines are required or appropriate under this Plan.

(ii) Option Price. The exercise price of the shares subject to each Option shall be not less than 100% of the Fair Market Value for such shares on the date the Option is granted.

(iii) Date of Grant. The date on which an Option shall be deemed to have been granted under this Plan shall be the date of the Committee’s authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized.

(iv) Exercise Term. Each stock option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

(c) Exercise of Options.

(i) Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such person of such person’s right to exercise the Option or any portion thereof.

(ii) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of an Option and, at its election, may round the number of shares downward to the next lesser whole number of shares and pay in cash the value of the fractional shares based on the Fair Market Value of one share on the date of exercise.

(d) Manner of Exercise. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the President of the Company, specifying the number of shares to be purchased and the method of payment. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in (w) cash or certified check, (x) by delivering shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option or by attestation to ownership of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option or (y) a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. Shares of Common Stock used to exercise an Option shall have been held for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. In addition to the foregoing, the Committee may permit an Optionee to exercise his Option through any other method approved by the Committee, provided that such method does not violate the terms of the Plan and applicable law.

5. Stock Appreciation Rights.

(a) Grant. The Committee may grant SARs under the Plan to Outside Directors and Consultants, subject to such rules, terms and conditions as the Committee may prescribe.

(b) Exercise.

(i) Each SAR granted under the Plan shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Common Stock of the Company over its Fair Market Value on the date of grant (or, in the case of a SAR granted in connection with an Option, the excess of the Fair Market Value of one share of Common Stock of the Company over the Option price per share under the Option to which the SAR relates) multiplied by the number of shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at Fair Market Value, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

(ii) A SAR shall be exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an Option, the following rules shall apply: (A) the SAR shall be exercisable only to the extent and on the same conditions that the related

Option could be exercised; (B) upon exercise of the SAR, the Option or portion thereof to which the SAR relates shall terminate and (C) upon exercise of the Option, the related SAR or portion thereof shall terminate.

(iii) The Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

(iv) No fractional shares shall be issued upon exercise of a SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee so determines, the number of shares may be rounded downward to the next whole share.

(v) Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations. Cash payments of SARs shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

6. Stock Awards. The Committee may issue Stock Awards under the Plan to Outside Directors and Consultants, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Common Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the grant agreement as the “Restriction Period.”

(b) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, an Award recipient may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award. Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Award. The Award recipient shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(c) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Award recipient shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(d) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7. Units. The Committee may grant phantom units representing one or more shares of Common Stock under the Plan to Outside Directors and Consultants, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Units:

(a) Crediting of Units. Each Unit shall represent the right of the Award recipient to receive an amount based on the value of a share of Common Stock, if specified conditions are met. All Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Units. The Committee may grant Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the requirements applicable to such Units.

(c) Payment With Respect to Units. Payments with respect to Units shall be made in cash, in Common Stock, or in a combination of the two, as determined by the Committee.

8. Dividend Equivalents. The Committee may include in a grant agreement with respect to any Award a Dividend Equivalent right entitling the Outside Director or Consultant to receive amounts equal to the ordinary dividends that would be paid, during the time the Award is outstanding and unexercised, on the shares of Common Stock covered by the Award as if such shares were then outstanding. The Committee shall determine whether Dividend Equivalents shall be paid currently or credited to a bookkeeping account as a dollar amount or in the form of units. The Committee shall determine whether Dividend Equivalents shall be paid in cash, in shares of Common Stock or in a combination, whether they shall be conditioned upon the exercise, vesting or payment of the Award to which they relate, and such other terms and conditions as the Committee deems appropriate.

9. Other Equity Awards. The Committee may grant Other Equity Awards, under the Plan to Outside Directors and Consultants. Other Equity Awards are Awards (other than those described in Sections 4, 5, 6, 7 and 8 of the Plan) that are based on or measured by the Common Stock, on such terms and conditions as the Committee shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

10. Rights upon Termination of Service.

(a) Options and SARs. In the event that the holder of an Option or a SAR has a Termination of Service, for any reason other than death, the holder of such Option or SAR shall have the right to exercise the Option or SAR during its term within a period of three months after such termination to the extent that the Option or SAR was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that the holder of the Option or SAR dies prior to the expiration of his Option or SAR and without having fully exercised his Option or SAR, the holder’s representative or successor shall have the right to exercise the Option or SAR during its term within a period of one year after Termination of Service due to death to the extent that the Option or SAR was exercisable at the time of Termination of Service, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. Except as otherwise provided by the Committee, any of the holder’s Options and SARs that are not otherwise exercisable as of the date on which the holder’s Termination of Service occurs shall terminate as of such date.

(b) Stock Awards. In the event that the holder of a Stock Award has a Termination of Service for any reason during the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(c) Units and Other Equity Awards. In the event that the holder of a Unit or Other Equity Award has a Termination of Service for any reason during a specified period, or if other conditions established by the Committee are not met, the Award recipient’s Units or Other Equity Awards shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

11. Deferrals. The Committee may permit or require an Award recipient to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Award recipient in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals.

12. Miscellaneous Provisions.

(a) No Assignment or Transfer. No Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Award recipient or his successors in interest nor shall it be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 12(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

(b) Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, subject to any required stockholder approval or any stockholder approval that the Committee may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or Nasdaq listing requirements. Neither the amendment, suspension nor termination of this Plan shall, without the consent of the Award recipient, alter or impair any rights or obligations under any outstanding Award. No Award may be granted during any period of suspension nor after termination of this Plan.

(c) Withholding. The Company shall have the right to require the recipient of any Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award to remit to the Company an amount sufficient to satisfy any, as applicable, federal, state or local withholding tax requirements as a result of the receipt, exercise, distribution, or lapse of restrictions or other conditions, as the case may be, of any such Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including fees for services, subject to applicable law. If and to the extent authorized by the Committee, in its sole discretion, a recipient of shares of Common Stock under the Plan may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are so acquired withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the recipient to the Company at the time of the receipt of the shares to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of the receipt of the shares. Any election to have shares withheld from an Award shall be irrevocable, shall not exceed the minimum applicable withholding tax rate for federal, state and local tax liabilities, and shall be subject to termination by the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

(d) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(e) Rights of Stockholders. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until a certificate for shares of Common Stock is issued and delivered to him.

(f) General Restrictions. Each Award granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, (iii) the satisfaction of any tax payment or withholding obligation or

(iv) an agreement by the Award holder with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, such Award shall not be exercised or distributed in whole or in part unless such listing, registration, qualification, consent, approval, payment, withholding or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

(g) Duration of this Plan. This Plan shall remain in effect until May 11, 2010, unless terminated earlier by the Committee.

(h) No Prohibition on Corporate Action. No provision of this Plan shall be construed to prevent the Company or any officer or Director thereof from taking any action deemed by the Company or such officer or Director to be appropriate or in the Company’s best interest, whether or not such action could have an adverse effect on this Plan or any Awards granted hereunder, and no Director or Director’s estate, personal representative or beneficiary shall have any claim against the Company or any officer or Director thereof as a result of the taking of such action.

(i) Indemnification. With respect to the administration of this Plan, the Company shall indemnify each present and future member of the Board and the Committee against, and each member of the Board and the Committee shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Board and the Committee, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board or the Committee (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Board or the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board or the Committee unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and the Committee and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

(j) Compliance with Plan Provisions. No Award recipient shall have any right with respect to this Plan, the Common Stock reserved for issuance under this Plan or in any Award until an Award agreement shall have been executed on behalf of the Company and by the Award recipient, and all the terms, conditions and provisions of this Plan and the Award applicable to such Award recipient (and each person claiming under or through him) have been met.

(k) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(l) Effects of Acceptance. By accepting any Award or other benefit under this Plan, each Award recipient and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Committee, the Board or their delegates. All Awards under the Plan are conditional upon the Award recipient’s acknowledgment, in writing or by acceptance of the Award, that all decisions and determinations of the Board shall be final and binding on the recipient, his or her beneficiaries and any other person having or claiming an interest under such Award.

(m) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

(n) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Awards granted under this Plan, it is the intention of the Company that this Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

(o) Stockholder Approval. The grant of any Award under this Plan shall be subject to the approval of this Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a duly convened meeting of stockholders.

(p) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Date of adoption by the Board of Directors: May 12, 2000

Date of approval by the stockholders: June 19, 2000

Date of adoption of the Plan as amended by the Board of Directors: February 25, 2003

Date of approval of amendment and restatement by the Board of Directors: April 1, 2004

Date of approval of amendment and restatement by the stockholders: May 6, 2004